EXHIBIT 24


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Lawrence Auriana and Les Dace, signing singly, his true and lawful attorneys-in-fact and agents with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of Mediware Information Systems, Inc. (the "Registration Statement"), to be filed under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and the other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


June 28, 1996

                                       /s/ Les Dace
                                       ______________________________
                                       Signature


                                       /s/ Les Dace
                                       ______________________________
                                       Print Name

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Lawrence Auriana and Les Dace, signing singly, his true and lawful attorneys-in-fact and agents with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of Mediware Information Systems, Inc. (the "Registration Statement"), to be filed under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and the other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


June 28, 1996

                                       /s/ Jonathan Churchill
                                       ______________________________
                                       Signature


                                       /s/ Jonathan Churchill
                                       ______________________________
                                       Print Name

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Lawrence Auriana and Les Dace, signing singly, his true and lawful attorneys-in-fact and agents with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of Mediware Information Systems, Inc. (the "Registration Statement"), to be filed under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and the other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


June 24, 1996

                                       /s/ Roger Clark
                                       ______________________________
                                       Signature


                                       /s/ Roger Clark
                                       ______________________________
                                       Print Name

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Lawrence Auriana and Les Dace, signing singly, his true and lawful attorneys-in-fact and agents with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of Mediware Information Systems, Inc. (the "Registration Statement"), to be filed under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and the other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


June 26, 1996

                                       /s/ John C. Frieberg
                                       ______________________________
                                       Signature


                                       /s/ John C. Frieberg
                                       ______________________________
                                       Print Name

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Lawrence Auriana and Les Dace, signing singly, his true and lawful attorneys-in-fact and agents with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of Mediware Information Systems, Inc. (the "Registration Statement"), to be filed under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and the other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


June 24, 1996

                                       /s/ Clinton Weiman
                                       ______________________________
                                       Signature


                                       /s/ Clinton Weiman
                                       ______________________________
                                       Print Name

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Lawrence Auriana and Les Dace, signing singly, his true and lawful attorneys-in-fact and agents with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of Mediware Information Systems, Inc. (the "Registration Statement"), to be filed under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto and the other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


July 1, 1996

                                       /s/ Joseph Delario
                                       ______________________________
                                       Signature


                                       /s/ Joseph Delario
                                       ______________________________
                                       Print Name